UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02423
Van Kampen Corporate Bond Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York	10036

(Address of principal executive offices)	(Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/29/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Corporate Bond Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		B Shares		C Shares		I Shares
	since 9/23/71		since 9/28/92		since 8/30/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.04%	6.90%	4.39%	4.39%	3.51%	3.51%	–0.16%

10-year	3.44	2.94	2.83	2.83	2.69	2.69	—

5-year	0.83	–0.14	0.08	–0.16	0.10	0.10	—

1-year	–10.80	–15.06	–11.32	–14.69	–11.31	–12.15	–10.56

6-month	–6.93	–11.39	–7.25	–10.86	–7.26	–8.16	–6.95

30-Day SEC Yield	6.12%		5.72%		5.71%		6.69%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies.

Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Corporate Index as of November 3, 2008. The Barclays Capital U.S. Corporate Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in the index. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2009

Market Conditions

The U.S. economic picture remained bleak throughout the six-month reporting period, despite the federal government’s considerable efforts to stimulate growth. The Obama administration put together a new stimulus package, hoping that government spending will be the catalyst that helps pull the economy out of its tailspin. However, the longer it takes for the program to produce positive results, the greater the challenges will likely become for both the President and Congress as they deal with growing budget deficits, any resulting currency implications, and the potential for longer-term inflationary consequences.

Unlike the economy, the fixed income market began to show modest signs of improvement in early 2009, most notably in the corporate credit area. In fact, yield spreads on investment-grade corporate credit declined an average of 150 basis points versus Treasuries in the first two months of the year. As February came to a close, there was an improved tone in the financial sector—the hardest hit credit sector over the past several months. Citigroup announced a series of exchange offers designed to convert a portion of preferred shares into common equity and the U.S. Treasury expressed its intention to convert its Citigroup preferred shares, boosting the government’s stake in the company to 36 percent. In addition, the Treasury announced that it will now own 78 percent of insurance company AIG, through the provision of additional capital. Although the below investment-grade segment of the corporate market also improved somewhat in the final weeks of the period, it still underperformed the higher-rated segment for the overall six-month period.

The performance of the Treasury market, however, began to wane in 2009, with yields on two- and 30-year Treasuries rising by 23 basis points and 104 basis points, respectively, in the first two months of the year.

Performance Analysis

All share classes of Van Kampen Corporate Bond Fund underperformed the Barclays Capital U.S. Corporate Index (the “Index”) and outperformed the Lipper Corporate Debt Funds BBB-Rated Index for the six months ended February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2009

				Barclays Capital	Lipper Corporate
				U.S. Corporate	Debt Funds
Class A	Class B	Class C	Class I	Index	BBB-Rated Index

–6.93%	–7.25%	–7.26%	–6.95%	–5.56%	–10.01%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The primary detractor from the Fund’s performance relative to the Index for the period was a position in below investment-grade corporate bonds. These lower-rated bonds are not included in the Index, which is comprised entirely of investment-grade issues. The risk-averse and volatile environment led lower-rated issues to underperform higher-rated issues, particularly in the fourth quarter of 2008. As a result, the Fund’s allocation to this segment of the market, although it was relatively small, hindered returns.

Other positions, however, contributed positively to relative performance. In particular, an underweight in financials benefited performance during the period as this sector continued to struggle. Additionally, overweights to both the cable and telecommunication sectors were additive to returns.

The Fund’s yield curve positioning had a slightly positive impact on relative performance. Our yield curve strategy involved the use of Treasury futures and zero-coupon swap contracts until January 2009, when these positions were removed, resulting in a neutral yield curve stance for the portfolio. Although our strategy detracted from performance in the last months of 2008, it was modestly additive for the overall reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 2/28/09 (Unaudited)

AAA/Aaa	8.1%
AA/Aa	12.4
A/A	42.8
BBB/Baa	33.3
BB/Ba	3.3
B/B	0.1

Summary of Investments by Industry Classification as of 2/28/09 (Unaudited)

Banking	15.8%
Electric	8.8
Noncaptive-Consumer Finance	6.6
Wireline Communications	5.3
Pharmaceuticals	5.2
Food/Beverage	3.8
Brokerage	3.5
Technology	3.5
Media-Cable	3.2
Integrated Energy	3.0
Property & Casualty Insurance	3.0
Wireline	2.8
Diversified Manufacturing	2.6
Health Care	2.0
Retailers	1.8
Media-Noncable	1.7
Railroads	1.7
Tobacco	1.7
Independent Energy	1.6
Life Insurance	1.6
Natural Gas Pipelines	1.5
Wireless	1.3
Retail	1.2
Noncaptive-Diversified Finance	1.2
Pipelines	1.1
Metals	1.0
Restaurants	0.9
Oil Field Services	0.8
Entertainment	0.8
Supermarkets	0.8
Consumer Products	0.8
Automotive	0.6
Construction Machinery	0.6
Sovereigns	0.6
Other Utilities	0.5
Utility	0.5
Chemicals	0.5
Building Materials	0.4
Refining	0.4
Lodging	0.3
Airlines	0.2
Wireless Communications	0.1
Gaming	0.1
(continued on next page)

Summary of Investments by Industry Classification as of 2/28/09 (Unaudited)
(continued from previous page)

Managed Health Care	0.1%
Diversified Banks	0.1
Health Insurance	0.1
Home Construction	0.1
Thrifts & Mortgage Finance	0.0	*

Total Long-Term Investments	95.8
Total Short-Term Investments	3.9

Total Investments	99.7
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Ratings allocations are as a percentage of long-term investments. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$930.71	$4.60
Hypothetical	1,000.00	1,020.03	4.81
(5% annual return before expenses)

Class B
Actual	1,000.00	927.53	7.46
Hypothetical	1,000.00	1,017.06	7.80
(5% annual return before expenses)

Class C
Actual	1,000.00	927.43	8.03
Hypothetical	1,000.00	1,016.46	8.40
(5% annual return before expenses)

Class I
Actual	1,000.00	930.51	3.40
Hypothetical	1,000.00	1,021.27	3.56
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.56%, 1.68% and 0.71% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Class B and Class C expense ratios reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Subadvisory Agreement Approval

Effective as of January 6, 2009, the Fund’s investment adviser has entered into an investment subadvisory agreement with Morgan Stanley Investment Management Limited (the “investment subadviser”) to assist the investment adviser in performing its investment advisory functions. Each of the investment adviser and the investment subadviser are wholly-owned subsidiaries of Morgan Stanley. As required by the Investment Company Act of 1940, at a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. Pursuant to the investment subadvisory agreement, personnel employed by the investment subadviser assist in providing portfolio management services to the Fund. The Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the services expected to be provided by the investment subadviser, focusing on the capability of the personnel of the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees also considered that the new subadvisory arrangement would not materially change the Fund’s advisory relationship, the Fund’s advisory fee would remain the same, and there would be no decrease in the nature or level of the investment advisory services provided to the Fund. The Board of Trustees note that entry into this new investment subadvisory agreement for the Fund is substantially similar to arrangements entered into by several other Van Kampen funds. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and, after considering all factors together, has determined, in the exercise of its business judgment that continuance of the investment advisory agreement with the investment adviser coupled with approval of the investment subadvisory agreement with the investment subadviser is in the best interests of the Fund and its shareholders. The Board of Trustees will next consider the continuance of the investment advisory agreement together with the continuance of the investment subadvisory agreement at meetings to be held in April and May 2009.

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 95.1% Airlines 0.2%
$1,640	America West Airlines, Inc., Class G (Ambac Assurance Corp.)	7.100%	04/02/21	$1,172,928

	Automotive 0.6%
3,365	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	3,055,255
2,010	Harley-Davidson Funding Corp. (a)	6.800	06/15/18	1,226,747

				4,282,002

	Banking 15.8%
13,485	Bank of America Corp.	5.650	05/01/18	11,438,543
3,660	Bank of America Corp.	5.750	12/01/17	3,093,234
2,965	Bank of New York Mellon Corp.	4.500	04/01/13	2,907,500
1,430	Bank of New York Mellon Corp.	5.125	08/27/13	1,421,258
25,710	Bank of Scotland (United Kingdom) (a)	5.250	02/21/17	22,371,454
1,210	Barclays Bank PLC (United Kingdom) (a)	6.050	12/04/17	1,004,264
3,690	Citigroup, Inc.	5.875	05/29/37	2,788,419
1,690	Credit Suisse USA, Inc.	5.125	08/15/15	1,527,408
14,470	Goldman Sachs Group, Inc.	6.150	04/01/18	13,170,261
8,460	Goldman Sachs Group, Inc.	6.750	10/01/37	6,030,525
3,635	JPMorgan Chase & Co.	4.750	05/01/13	3,525,877
9,805	JPMorgan Chase & Co.	6.000	01/15/18	9,493,662
1,310	Northern Trust Co.	6.500	08/15/18	1,355,225
1,695	PNC Bank NA	6.000	12/07/17	1,560,702
3,980	Sovereign Bancorp, Inc. (b)	1.727	03/23/10	3,683,976
3,395	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	3,012,764
4,955	Wachovia Capital Trust III (b)	5.800	08/29/49	1,635,705
4,000	Wells Fargo & Co.	5.000	11/15/14	3,673,948
8,559	Wells Fargo & Co.	5.625	12/11/17	8,137,786
3,796	Wells Fargo Bank NA	4.750	02/09/15	3,379,100

				105,211,611

	Brokerage 3.5%
3,080	Bear Stearns Co., Inc.	5.550	01/22/17	2,745,718
3,530	Bear Stearns Co., Inc.	6.400	10/02/17	3,469,383
2,535	Bear Stearns Co., Inc.	7.250	02/01/18	2,633,203
1,905	Credit Suisse NY (Switzerland)	5.000	05/15/13	1,840,874
3,510	Credit Suisse NY (Switzerland)	6.000	02/15/18	3,189,681
980	Merrill Lynch & Co., Inc.	5.450	02/05/13	875,636
10,650	Merrill Lynch & Co., Inc.	6.875	04/25/18	8,875,529

				23,630,024

	Building Materials 0.4%
2,245	CRH America, Inc.	6.000	09/30/16	1,604,901
1,395	CRH America, Inc.	8.125	07/15/18	1,087,955

				2,692,856

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Chemicals 0.5%
$2,140	E.I. Du Pont de Nemours & Co.	6.000%	07/15/18	$2,100,087
1,190	Monsanto Co.	5.125	04/15/18	1,177,992

				3,278,079

	Construction Machinery 0.6%
1,380	Caterpillar Financial Services Corp.	4.900	08/15/13	1,325,116
800	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)	6.875	08/15/18	740,321
2,025	John Deere Capital Corp.	5.750	09/10/18	1,925,009

				3,990,446

	Consumer Products 0.8%
3,365	Philips Electronics NV (Netherlands)	5.750	03/11/18	3,252,966
1,250	Procter & Gamble Co.	4.700	02/15/19	1,224,211
565	Procter & Gamble Co.	5.550	03/05/37	564,600

				5,041,777

	Diversified Manufacturing 2.6%
3,775	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	2,502,297
2,465	Brookfield Asset Management,
	Inc. (Canada)	7.125	06/15/12	2,004,190
4,240	Cooper Industries, Inc.	5.250	11/15/12	4,315,099
2,040	Emerson Electric Co.	4.875	10/15/19	2,025,035
4,555	General Electric Co.	5.250	12/06/17	4,199,482
1,920	Honeywell International, Inc.	5.300	03/01/18	1,931,585
460	Tyco Electronics Group SA (Luxembourg)	5.950	01/15/14	398,442

				17,376,130

	Electric 8.8%
1,518	Carolina Power & Light Co.	5.150	04/01/15	1,532,274
790	Carolina Power & Light Co.	5.300	01/15/19	793,078
1,405	CMS Energy Corp.	6.300	02/01/12	1,336,926
570	Consumers Energy Co.	5.800	09/15/35	475,536
245	Electricite de France SA (France) (a)	6.500	01/26/19	249,124
3,150	Electricite de France SA (France) (a)	6.950	01/26/39	3,177,499
2,080	Enel Finance International SA (Luxembourg) (a)	5.700	01/15/13	2,061,336
4,395	Entergy Gulf States, Inc. (b)	2.602	12/01/09	4,290,803
3,860	E.ON International Finance BV (Netherlands) (a)	5.800	04/30/18	3,696,378
4,015	Exelon Corp.	6.750	05/01/11	4,017,453
830	Florida Power Corp.	5.800	09/15/17	865,803
2,655	Georgia Power Co.	5.950	02/01/39	2,632,831
560	Indianapolis Power & Light Co. (a)	6.300	07/01/13	572,428
2,160	Nevada Power Co., Ser A	8.250	06/01/11	2,283,111
5,550	NiSource Finance Corp. (b)	1.820	11/23/09	5,313,265
2,460	NiSource Finance Corp.	6.800	01/15/19	1,932,291
1,615	NiSource Finance Corp.	7.875	11/15/10	1,582,303
4,085	Ohio Edison Co.	6.400	07/15/16	3,829,826
4,600	Ohio Power Co., Ser K	6.000	06/01/16	4,541,709
2,495	Pacific Gas & Electric Co.	5.625	11/30/17	2,547,757

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$2,545	PPL Energy Supply LLC	6.500%	05/01/18	$2,207,961
1,165	Public Service Co. of Colorado	6.500	08/01/38	1,260,246
615	Public Service Co. of Colorado, Ser NO	6.250	09/01/37	643,645
2,045	Public Service Electric & Gas Co., Ser B	5.125	09/01/12	2,088,448
2,185	Union Electric Co.	6.400	06/15/17	2,134,374
1,170	Virginia Electric & Power Co.	8.875	11/15/38	1,458,253
1,320	Virginia Electric and Power Co., Ser B	5.950	09/15/17	1,362,885

				58,887,543

	Entertainment 0.8%
6,010	Time Warner, Inc.	5.875	11/15/16	5,640,000

	Food/Beverage 3.8%
1,050	Anheuser-Busch Cos, Inc.	5.500	01/15/18	933,472
1,045	Anheuser-Busch InBev Worldwide, Inc. (a)	7.200	01/15/14	1,085,298
2,425	ConAgra Foods, Inc.	7.000	10/01/28	2,368,109
1,950	ConAgra Foods, Inc.	8.250	09/15/30	2,035,535
3,490	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	3,885,763
2,440	Dr. Pepper Snapple Group, Inc.	6.820	05/01/18	2,275,405
4,030	FBG Finance Ltd. (Australia) (a)	5.125	06/15/15	3,427,354
2,120	General Mills, Inc.	5.250	08/15/13	2,173,511
1,300	General Mills, Inc.	5.650	02/15/19	1,301,361
1,595	Kraft Foods, Inc.	5.625	11/01/11	1,667,917
1,080	Kraft Foods, Inc.	6.125	02/01/18	1,074,808
955	Kraft Foods, Inc.	6.125	08/23/18	950,239
130	Kraft Foods, Inc.	6.750	02/19/14	138,909
1,790	Kraft Foods, Inc.	6.875	01/26/39	1,785,319

				25,103,000

	Gaming 0.1%
980	MGM Mirage, Inc.	6.000	10/01/09	722,750

	Health Care 2.0%
4,020	Covidien International Finance SA (Luxembourg)	6.000	10/15/17	4,055,175
2,145	Fisher Scientific International, Inc.	6.125	07/01/15	2,115,785
4,430	Medco Health Solutions, Inc.	7.125	03/15/18	4,374,913
3,100	UnitedHealth Group, Inc.	6.000	02/15/18	2,982,749

				13,528,622

	Health Insurance 0.1%
625	Aetna, Inc.	6.500	09/15/18	602,761

	Home Construction 0.1%
660	Pulte Homes, Inc.	6.375	05/15/33	386,100

	Independent Energy 1.6%
1,880	Devon Financing Corp. ULC (Canada)	7.875	09/30/31	1,965,450
1,010	Gaz Capital SA (Luxembourg) (a)	6.510	03/07/22	594,688
1,115	Newfield Exploration Co.	7.125	05/15/18	986,775

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Independent Energy (Continued)
$1,225	Plains Exploration & Production Co.	7.625%	06/01/18	$1,071,875
3,750	Questar Market Resources, Inc.	6.800	04/01/18	3,327,555
2,025	XTO Energy, Inc.	5.500	06/15/18	1,856,870
785	XTO Energy, Inc.	6.500	12/15/18	767,450

				10,570,663

	Integrated Energy 3.0%
1,990	Chesapeake Energy Corp.	7.625	07/15/13	1,800,950
1,800	Chevron Corp.	4.950	03/03/19	1,800,700
7,465	ConocoPhillips	6.500	02/01/39	7,258,615
2,735	EnCana Corp. (Canada)	6.500	02/01/38	2,288,287
1,000	Hess Corp.	7.125	03/15/33	868,726
2,400	Marathon Oil Corp.	5.900	03/15/18	2,170,971
1,905	Marathon Oil Corp.	6.000	10/01/17	1,725,791
3,470	Petro-Canada (Canada)	5.350	07/15/33	2,177,425

				20,091,465

	Life Insurance 1.6%
1,295	American International Group, Inc. (a)	8.250	08/15/18	801,741
190	MetLife, Inc.	6.125	12/01/11	190,444
2,235	MetLife, Inc.	6.817	08/15/18	2,094,859
920	Nationwide Financial Services, Inc.	6.250	11/15/11	857,826
3,495	Platinum Underwriters Finance, Inc.	7.500	06/01/17	2,407,775
1,420	Prudential Financial, Inc.	6.625	12/01/37	998,641
3,480	Xlliac Global Funding (a)	4.800	08/10/10	3,169,340

				10,520,626

	Lodging 0.3%
2,875	Starwood Hotels & Resorts Worldwide, Inc.	6.750	05/15/18	1,972,374

	Managed Health Care 0.1%
710	WellPoint, Inc.	7.000	02/15/19	709,164

	Media-Cable 3.2%
1,510	Comcast Cable Communications, Inc.	7.125	06/15/13	1,556,417
2,735	Comcast Corp.	5.700	05/15/18	2,531,806
1,045	Comcast Corp.	6.450	03/15/37	899,963
4,425	Comcast Corp.	6.500	01/15/15	4,361,621
1,510	COX Communications, Inc. (a)	8.375	03/01/39	1,455,471
670	DirecTV Holdings LLC	6.375	06/15/15	611,375
3,120	DirecTV Holdings LLC	7.625	05/15/16	3,010,800
5,680	Time Warner Cable, Inc.	6.750	07/01/18	5,394,154
1,410	Time Warner Cable, Inc.	8.750	02/14/19	1,507,616

				21,329,223

	Media-Noncable 1.7%
2,062	Grupo Televisa SA (Mexico)	6.000	05/15/18	1,724,119
955	News America, Inc.	6.400	12/15/35	752,151
2,450	News America, Inc.	6.650	11/15/37	1,986,200

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Noncable (Continued)
$900	Thomson Reuters Corp. (Canada)	6.500%	07/15/18	$844,828
225	Time Warner, Inc.	6.500	11/15/36	193,094
2,150	Viacom, Inc.	6.875	04/30/36	1,598,456
4,925	Vivendi (France) (a)	6.625	04/04/18	4,300,776

				11,399,624

	Metals 1.0%
1,300	Alcoa, Inc.	6.750	07/15/18	868,750
3,605	ArcelorMittal (Luxembourg)	6.125	06/01/18	2,780,122
940	Evraz Group SA (Luxembourg) (a)	9.500	04/24/18	484,100
2,760	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	2,442,556

				6,575,528

	Natural Gas Pipelines 1.5%
1,355	CenterPoint Energy Resources Corp.	6.250	02/01/37	897,085
970	CenterPoint Energy Resources Corp.	7.875	04/01/13	983,801
847	Colorado Interstate Gas Co.	6.800	11/15/15	780,999
5,380	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	4,707,500
2,700	Texas Eastern Transmission LP	7.000	07/15/32	2,652,499

				10,021,884

	Noncaptive-Consumer Finance 6.6%
5,480	American Express Credit Corp.	7.300	08/20/13	5,441,585
4,310	American General Finance Corp.	4.625	09/01/10	2,100,651
24,295	General Electric Capital Corp.	5.625	05/01/18	20,847,953
3,975	HSBC Finance Corp.	5.500	01/19/16	3,479,711
2,150	HSBC Finance Corp.	6.375	10/15/11	2,186,124
6,125	HSBC Finance Corp.	6.750	05/15/11	6,170,717
2,715	SLM Corp.	4.000	01/15/10	2,294,612
1,610	Western Union Co.	6.500	02/26/14	1,612,331

				44,133,684

	Noncaptive-Diversified Finance 1.2%
2,035	Capital One Financial Corp.	6.750	09/15/17	1,791,077
4,195	CIT Group, Inc.	5.650	02/13/17	2,338,885
210	General Electric Capital Corp.	6.875	01/10/39	170,408
3,695	Nationwide Building Society (United Kingdom) (a)	4.250	02/01/10	3,652,153

				7,952,523

	Oil Field Services 0.8%
2,170	Kinder Morgan Energy Partners LP	5.850	09/15/12	2,139,694
1,355	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	1,281,383
2,450	Weatherford International, Inc.	6.350	06/15/17	2,080,645
200	Weatherford International Ltd. (Switzerland)	6.000	03/15/18	166,196

				5,667,918

	Other Utilities 0.5%
5,035	Plains All American Pipeline LP	6.700	05/15/36	3,663,345

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals 5.2%
$900	Amgen, Inc.	5.700%	02/01/19	$909,059
4,305	Amgen, Inc.	5.850	06/01/17	4,401,923
2,960	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	3,124,606
1,095	AstraZeneca PLC (United Kingdom)	6.450	09/15/37	1,160,335
2,190	Biogen Idec, Inc.	6.875	03/01/18	2,250,488
4,500	Bristol-Myers Squibb Co.	6.125	05/01/38	4,573,462
2,935	GlaxoSmithKline Capital, Inc.	5.650	05/15/18	3,027,083
370	GlaxoSmithKline Capital, Inc.	6.375	05/15/38	390,289
6,650	Hospira, Inc. (b)	1.947	03/30/10	6,358,530
4,625	Roche Holdings, Inc. (a)	6.000	03/01/19	4,678,516
1,585	Schering-Plough Corp.	6.000	09/15/17	1,594,623
2,025	Wyeth	5.450	04/01/17	2,066,644
460	Wyeth	5.500	02/15/16	471,623

				35,007,181

	Pipelines 1.1%
1,490	DCP Midstream LLC (a)	6.750	09/15/37	1,093,642
2,415	Equitable Resources, Inc.	6.500	04/01/18	2,083,604
2,520	TransCanada Pipelines Ltd. (Canada)	6.200	10/15/37	2,097,837
235	Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	217,382
1,910	Transcontinental Gas Pipe Line Corp.	8.875	07/15/12	1,992,613

				7,485,078

	Property & Casualty Insurance 3.0%
2,670	Ace INA Holdings, Inc.	5.600	05/15/15	2,459,524
5,800	AIG SunAmerica Global Financing VI (a)	6.300	05/10/11	4,701,822
4,220	Berkshire Hathaway Finance Corp.	5.400	05/15/18	4,192,097
5,675	Catlin Insurance Co., Ltd. (Bermuda) (a) (b)	7.249	12/01/49	1,493,285
725	Chubb Corp.	5.750	05/15/18	698,451
4,200	Farmers Exchange Capital (a)	7.050	07/15/28	2,245,988
2,721	Farmers Insurance Exchange Surplus (a)	8.625	05/01/24	1,925,135
2,385	Travelers Cos., Inc.	5.800	05/15/18	2,312,613
3,315	Two-Rock Pass Through Trust (Bermuda) (a) (b)	2.168	02/11/49	4,807

				20,033,722

	Railroads 1.7%
1,605	Canadian National Railway Co. (Canada)	5.550	03/01/19	1,552,114
3,640	CSX Corp.	6.750	03/15/11	3,658,408
1,600	Norfolk Southern Corp. (a)	5.750	01/15/16	1,556,254
1,990	Union Pacific Corp.	5.450	01/31/13	1,989,586
2,650	Union Pacific Corp.	6.125	02/15/20	2,561,090

				11,317,452

	Refining 0.4%
2,710	Enterprise Products Operating, LP	5.600	10/15/14	2,519,352

	Restaurants 0.9%
835	McDonald’s Corp.	5.000	02/01/19	846,989
1,065	McDonald’s Corp.	5.700	02/01/39	1,064,119

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Restaurants (Continued)
$1,145	McDonald’s Corp.	6.300%	10/15/37	$1,205,376
1,905	Yum! Brands, Inc.	6.875	11/15/37	1,581,748
1,255	Yum! Brands, Inc.	8.875	04/15/11	1,337,139

				6,035,371

	Retail 1.2%
340	CVS Caremark Corp.	5.750	06/01/17	332,237
4,045	CVS Lease Pass-Through Trust (a)	6.036	12/10/28	3,095,371
4,325	Home Depot, Inc.	5.400	03/01/16	3,864,266
760	Target Corp.	6.500	10/15/37	686,921

				7,978,795

	Retailers 1.8%
1,785	Walgreen Co.	5.250	01/15/19	1,762,586
3,405	Wal-Mart Stores, Inc.	4.125	02/01/19	3,227,858
6,027	Wal-Mart Stores, Inc.	5.800	02/15/18	6,477,989
145	Wal-Mart Stores, Inc.	6.200	04/15/38	150,901
285	Wal-Mart Stores, Inc.	6.500	08/15/37	306,157

				11,925,491

	Supermarkets 0.8%
2,382	Delhaize America, Inc.	9.000	04/15/31	2,665,663
2,590	Kroger Co.	6.400	08/15/17	2,629,495

				5,295,158

	Technology 3.5%
2,360	Cisco Systems, Inc.	4.950	02/15/19	2,285,202
1,840	Cisco Systems, Inc.	5.900	02/15/39	1,719,134
720	Corning, Inc.	7.250	08/15/36	561,349
886	Dell, Inc.	5.650	04/15/18	833,875
1,975	Fiserv, Inc.	6.800	11/20/17	1,803,195
2,135	Hewlett-Packard Co.	4.750	06/02/14	2,126,547
1,660	Hewlett-Packard Co.	5.500	03/01/18	1,664,074
3,300	IBM Corp.	7.625	10/15/18	3,740,068
900	IBM Corp.	8.000	10/15/38	1,072,961
2,725	KLA Instruments Corp.	6.900	05/01/18	2,140,637
3,915	Oracle Corp.	5.750	04/15/18	3,965,958
1,700	Xerox Corp.	6.350	05/15/18	1,430,356

				23,343,356

	Tobacco 1.7%
480	Altria Group, Inc.	9.250	08/06/19	490,054
1,250	Altria Group, Inc.	9.700	11/10/18	1,310,809
1,400	Altria Group, Inc.	10.200	02/06/39	1,432,346
1,225	BAT International Finance PLC (United Kingdom) (a)	9.500	11/15/18	1,389,815
4,795	Philip Morris International, Inc.	5.650	05/16/18	4,662,346
1,780	Reynolds American, Inc.	6.500	07/15/10	1,790,525

				11,075,895

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Utility 0.5%
$4,080	AES Corp. (a)	8.000%	06/01/20	$3,406,800

	Wireless 1.3%
1,575	Rogers Communications, Inc. (Canada)	6.800	08/15/18	1,579,481
2,920	Verizon Wireless Capital LLC (a)	5.550	02/01/14	2,906,110
4,550	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	4,423,901

				8,909,492

	Wireless Communications 0.1%
1,120	Sprint Nextel Corp.	6.000	12/01/16	729,006

	Wireline 2.8%
1,985	AT&T, Inc.	6.300	01/15/38	1,788,747
5,700	AT&T, Inc.	6.550	02/15/39	5,306,153
2,360	Citizens Communications Co.	7.125	03/15/19	1,994,200
905	Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	927,316
1,375	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	1,567,291
1,450	Qwest Corp.	6.500	06/01/17	1,196,250
2,190	Verizon Communications, Inc.	6.900	04/15/38	2,184,317
3,260	Verizon Communications, Inc.	8.950	03/01/39	3,856,567

				18,820,841

	Wireline Communications 5.3%
7,760	AT&T Corp.	8.000	11/15/31	8,531,134
3,620	France Telecom SA (France)	8.500	03/01/31	4,530,622
1,980	SBC Communications, Inc.	6.150	09/15/34	1,763,877
1,185	Sprint Capital Corp.	8.750	03/15/32	715,187
3,605	Telecom Italia Capital SA (Luxembourg)	4.000	01/15/10	3,543,099
2,820	Telecom Italia Capital SA (Luxembourg)	4.950	09/30/14	2,432,171
6,100	Telefonica Europe BV (Netherlands)	8.250	09/15/30	6,752,413
6,935	Verizon Communications, Inc.	5.500	02/15/18	6,574,165
265	Verizon New England, Inc.	6.500	09/15/11	272,666

				35,115,334

Total Corporate Bonds 95.1%				635,152,974

	Foreign Government Obligations 0.6% Sovereigns 0.6%
4,100	Mexico Government International Bond (Mexico)	5.625	01/15/17	3,974,950

Preferred Stocks 0.1% Diversified Banks
US Bancorp (33,274 Preferred Shares)				615,735

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Description	Value

Convertible Preferred Stocks 0.0% Thrifts and Mortgage Finance
Federal National Mortgage Association (22,000 Preferred Shares)	$14,300

Total Long-Term Investments 95.8% (Cost $705,072,230)	639,757,959

Short-Term Investments 3.9% Repurchase Agreements 2.7%
Banc of America Securities ($8,671,176 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $8,671,335)	8,671,176
Citigroup Global Markets, Inc. ($2,601,353 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $2,601,409)	2,601,353
Citigroup Global Markets, Inc. ($6,936,941 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $6,937,085)	6,936,941
State Street Bank & Trust Co. ($18,530 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $18,530)	18,530

Total Repurchase Agreements 2.7%	18,228,000

United States Government Agency Obligations 1.2%
United States Treasury Bill ($7,935,000 par, yielding 0.098%, 05/15/09 maturity) (c)	7,933,378

Total Short-Term Investments 3.9% (Cost $26,161,378)	26,161,378

Total Investments 99.7% (Cost $731,233,608)	665,919,337

Foreign Currency 0.0% (Cost $26)	25

Other Assets in Excess of Liabilities 0.3%	1,667,184

Net Assets 100.0%	$667,586,546

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Floating Rate Coupon

(c)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Futures contracts outstanding as of February 28, 2009:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, June 2009 (Current Notional Value of $216,609 per contract)	426	$(142,052)
U.S. Treasury Notes 5-Year Futures, March 2009 (Current Notional Value of $117,555 per contract)	3	(2,468)
U.S. Treasury Notes 5-Year Futures, June 2009 (Current Notional Value of $116,586 per contract)	586	(157,560)

Total Long Contracts:	1,015	(302,080)

Short Contracts:
U.S. Treasury Bond 30-Year Futures, June 2009 (Current Notional Value of $123,344 per contract)	57	102,210
U.S. Treasury Notes 10-Year Futures, June 2009 (Current Notional Value of $120,031 per contract)	1,086	1,480,651

Total Short Contracts:	1,143	1,582,861

Total Futures Contracts	2,158	$1,280,781

Swap agreements outstanding as of February 28, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A	Carnival Corp.	Buy	1.570%	03/20/18	$3,185	$0	$357,714	A−
Bank of America, N.A	CenturyTel, Inc.	Buy	0.880	09/20/17	2,050	0	40,841	BBB−
Bank of America, N.A	Toll Brothers, Inc.	Buy	2.900	03/20/13	4,050	0	(155,039)	BBB−
Citibank, N.A., New York	Pitney Bowes, Inc.	Buy	0.480	03/20/13	2,555	0	39,785	A
Goldman Sachs International	Avalon Bay Communities, Inc.	Buy	3.050	03/20/13	1,955	0	45,373	BBB+
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	1,375	0	227,690	BB+
JPMorgan Chase Bank, N.A	Nordstrom, Inc.	Buy	1.070	03/20/18	1,670	0	395,613	A−
JPMorgan Chase Bank, N.A	Nordstrom, Inc.	Buy	1.150	03/20/18	2,470	0	573,239	A−

					19,310	0	1,525,216

Goldman Sachs International	CDX.NA.IG.10	Sell	1.550	06/20/13	23,644	134,926	(805,397)	NR
Goldman Sachs International	CDX.NA.IG.HVOL.9	Sell	1.400	12/20/12	8,207	(464,885)	(1,214,230)	NR

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Goldman Sachs International	CDX.NA.IG.HVOL.9	Sell	1.400%	12/20/12	$7,506	$(416,172)	$(1,110,541)	NR
Goldman Sachs International	CDX.NA.IG.HVOL.9	Sell	1.400	12/20/12	16,259	(960,096)	(2,405,576)	NR

					55,616	(1,706,227)	(5,535,744)

Total Credit Default Swaps					$74,926	$(1,706,227)	$(4,010,528)

NR—Not Rated

*	Credit rating as issued by Standard and Poor’s.

Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Bank of America, N.A	USD-LIBOR BBA	Pay	4.779%	10/10/18	$63,184	$1,617,510
Bank of America, N.A	USD-LIBOR BBA	Receive	4.243	10/10/38	14,329	(2,242,223)

Total Interest Rate Swaps					$77,513	(624,713)

Total Credit Default & Interest Rate Swap Agreements						$(4,635,241)

Value

Counterparty Swaps Collateral Received From Counterparty
Citibank, N.A., New York	$(66,000)
JPMorgan Chase Bank, N.A	(920,000)

Total Swap Collateral Received	$(986,000)

Total Swap Agreements	$(5,621,241)

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Total Investments (Cost $731,233,608)	$665,919,337
Foreign Currency (Cost $26)	25
Cash	1,046
Receivables:
Interest	10,699,158
Investments Sold	5,492,090
Fund Shares Sold	3,714,770
Variation Margin on Futures	383,307
Swap Contracts	48,852
Other	111,201

Total Assets	686,369,786

Liabilities:
Payables:
Investments Purchased	8,875,565
Fund Shares Repurchased	2,801,554
Income Distributions	375,591
Distributor and Affiliates	287,695
Investment Advisory Fee	207,905
Swap Contracts	5,670,093
Trustees’ Deferred Compensation and Retirement Plans	176,302
Accrued Expenses	388,535

Total Liabilities	18,783,240

Net Assets	$667,586,546

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$814,156,300
Net Unrealized Depreciation	(66,962,687)
Accumulated Undistributed Net Investment Income	(2,596,718)
Accumulated Net Realized Loss	(77,010,349)

Net Assets	$667,586,546

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $532,622,484 and 95,991,957 shares of beneficial interest issued and outstanding)	$5.55
Maximum sales charge (4.75%* of offering price)	0.28

Maximum offering price to public	$5.83

Class B Shares:
Net asset value and offering price per share (Based on net assets of $64,069,169 and 11,574,116 shares of beneficial interest issued and outstanding)	$5.54

Class C Shares:
Net asset value and offering price per share (Based on net assets of $32,300,749 and 5,833,067 shares of beneficial interest issued and outstanding)	$5.54

Class I Shares:
Net asset value and offering price per share (Based on net assets of $38,594,144 and 6,957,119 shares of beneficial interest issued and outstanding)	$5.55

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2009 (Unaudited)

Investment Income:
Interest	$21,713,368
Dividends	204,306

Total Income	21,917,674

Expenses:
Investment Advisory Fee	1,367,222
Distribution (12b-1) and Service Fees
Class A	659,398
Class B	273,038
Class C	146,110
Transfer Agent Fees	733,655
Reports to Shareholders	85,776
Accounting and Administrative Expenses	82,823
Registration Fees	45,914
Custody	41,340
Professional Fees	25,432
Trustees’ Fees and Related Expenses	21,140
Other	15,085

Total Expenses	3,496,933
Less Credits Earned on Cash Balances	4,870

Net Expenses	3,492,063

Net Investment Income	$18,425,611

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(64,856,300)
Swap Contracts	65,470,310
Foreign Currency Transactions	(9,815)
Futures	(29,325,888)

Net Realized Loss	(28,721,693)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,068,029)

End of the Period:
Investments	(65,314,271)
Futures	1,280,781
Foreign Currency Translation	(183)
Swap Contracts	(2,929,014)

(66,962,687)

Net Unrealized Depreciation During the Period	(50,894,658)

Net Realized and Unrealized Loss	$(79,616,351)

Net Decrease in Net Assets From Operations	$(61,190,740)

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	February 28, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$18,425,611	$38,477,374
Net Realized Loss	(28,721,693)	(17,805,294)
Net Unrealized Depreciation During the Period	(50,894,658)	(22,249,752)

Change in Net Assets from Operations	(61,190,740)	(1,577,672)

Distributions from Net Investment Income:
Class A Shares	(16,274,359)	(31,459,532)
Class B Shares	(1,777,602)	(3,518,900)
Class C Shares	(830,300)	(1,416,436)
Class I Shares	(1,838,499)	(3,271,015)

Total Distributions	(20,720,760)	(39,665,883)

Net Change in Net Assets from Investment Activities	(81,911,500)	(41,243,555)

From Capital Transactions:
Proceeds from Shares Sold	101,213,450	249,975,796
Net Asset Value of Shares Issued Through Dividend Reinvestment	18,441,095	36,212,997
Cost of Shares Repurchased	(180,166,690)	(267,379,067)

Net Change in Net Assets from Capital Transactions	(60,512,145)	18,809,726

Net Change in Net Assets	(142,423,645)	(22,433,829)

Net Assets:
Beginning of the Period	810,010,191	832,444,020

End of the Period (Including accumulated undistributed net investment income of $(2,596,718) and $(301,569), respectively)	$667,586,546	$810,010,191

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class A Shares	2009	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.15	$6.47		$6.53		$6.78		$6.72	$6.58

Net Investment Income	0.15 (a)	0.31	(a)	0.29	(a)	0.28	(a)	0.29	0.33
Net Realized and Unrealized Gain/Loss	(0.58)	(0.31)		(0.04)		(0.22)		0.09	0.16

Total from Investment Operations	(0.43)	-0-		0.25		0.06		0.38	0.49

Less:
Distributions from Net Investment Income	0.17	0.32		0.31		0.31		0.32	0.35
Return of Capital Distributions	-0-	-0-		-0-		-0-		-0-	-0-	(c)

Total Distributions	0.17	0.32		0.31		0.31		0.32	0.35

Net Asset Value, End of the Period	$5.55	$6.15		$6.47		$6.53		$6.78	$6.72

Total Return (b)	–6.93% *	–0.16%		3.93%		0.93%		5.79%	7.55%
Net Assets at End of the Period (In millions)	$532.6	$608.9		$670.8		$591.2		$502.6	$394.7
Ratio of Expenses to Average Net Assets	0.96%	0.89%		0.91%		0.96%		0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets	5.47%	4.78%		4.48%		4.33%		4.29%	4.80%
Portfolio Turnover	27% *	73%		119%		45%		61%	38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$6.14		$6.45	$6.52		$6.76		$6.70	$6.57

Net Investment Income	0.14	(a)	0.26 (a)	0.24	(a)	0.23	(a)	0.24	0.26
Net Realized and Unrealized Gain/Loss	(0.59)		(0.30)	(0.05)		(0.21)		0.09	0.16

Total from Investment Operations	(0.45)		(0.04)	0.19		0.02		0.33	0.42

Less:
Distributions from Net Investment Income	0.15		0.27	0.26		0.26		0.27	0.29
Return of Capital Distributions	-0-		-0-	-0-		-0-		-0-	-0-	(d)

Total Distributions	0.15		0.27	0.26		0.26		0.27	0.29

Net Asset Value, End of the Period	$5.54		$6.14	$6.45		$6.52		$6.76	$6.70

Total Return (b)	–7.25%	(c)*	–0.76%	3.00%		0.30%		5.01%	6.59%
Net Assets at End of the Period (In millions)	$64.1		$76.7	$87.3		$100.2		$123.6	$126.5
Ratio of Expenses to Average Net Assets	1.56%	(c)	1.65%	1.67%		1.72%		1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	4.87%	(c)	4.03%	3.72%		3.57%		3.55%	4.06%
Portfolio Turnover	27%	*	73%	119%		45%		61%	38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(d)	Amount is less than $0.01 per share.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class C Shares	2009		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$6.14		$6.46		$6.52		$6.76		$6.71		$6.57

Net Investment Income	0.13	(a)	0.26	(a)	0.25	(a)	0.23	(a)	0.24		0.27
Net Realized and Unrealized Gain/Loss	(0.58)		(0.31)		(0.04)		(0.21)		0.08		0.16

Total from Investment Operations	(0.45)		(0.05)		0.21		0.02		0.32		0.43

Less:
Distributions from Net Investment Income	0.15		0.27		0.27		0.26		0.27		0.29
Return of Capital Distributions	-0-		-0-		-0-		-0-		-0-		-0-	(d)

Total Distributions	0.15		0.27		0.27		0.26		0.27		0.29

Net Asset Value, End of the Period	$5.54		$6.14		$6.46		$6.52		$6.76		$6.71

Total Return (b)	–7.26%	(c)*	–0.88%	(c)	3.20%	(c)	0.16%	(c)	5.17%	(c)	6.59%	(c)
Net Assets at End of the Period (In millions)	$32.3		$35.4		$31.0		$28.6		$29.2		$28.6
Ratio of Expenses to Average Net Assets	1.68%	(c)	1.60%	(c)	1.63%	(c)	1.71%	(c)	1.71%	(c)	1.73%	(c)
Ratio of Net Investment Income to Average Net Assets	4.75%	(c)	4.06%	(c)	3.76%	(c)	3.58%	(c)	3.59%	(c)	4.07%	(c)
Portfolio Turnover	27%	*	73%		119%		45%		61%		38%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(d)	Amount is less than $0.01 per share.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months							August 12, 2005
	Ended							(Commencement of
	February 28,	Year Ended August 31,						Operations) to
Class I Shares	2009	2008		2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$6.16	$6.48		$6.54		$6.78		$6.72

Net Investment Income	0.16 (a)	0.32	(a)	0.31	(a)	0.29	(a)	0.03
Net Realized and Unrealized Gain/Loss	(0.59)	(0.31)		(0.04)		(0.21)		0.06

Total from Investment Operations	(0.43)	0.01		0.27		0.08		0.09
Less Distributions from Net Investment Income	0.18	0.33		0.33		0.32		0.03

Net Asset Value, End of the Period	$5.55	$6.16		$6.48		$6.54		$6.78

Total Return (b)	–6.95% *	0.10%		4.19%		1.33%		1.11% *
Net Assets at End of the Period (In millions)	$38.6	$89.0		$43.3		$38.8		$28.7
Ratio of Expenses to Average Net Assets	0.71%	0.65%		0.66%		0.72%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.72%	4.95%		4.73%		4.59%		4.32%
Portfolio Turnover	27% *	73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Corporate Bond Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. The Fund commenced investment operations on September 23, 1971. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$14,300	$1,280,781
Level 2—Other Significant Observable Inputs	665,905,037	(4,635,241)
Level 3—Significant Unobservable Inputs	-0-	-0-

Total	$665,919,337	$(3,354,460)

*	Other financial instruments include futures and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of August 31, 2008	$50,640
Accrued Discounts/Premiums	—
Realized Gain/Loss	(2,286,383)
Change in Unrealized Appreciation/Depreciation	2,283,054
Net Purchase/Sales	(47,311)
Net Transfers in and/or out of Level 3	-0-

Balance as of February 28, 2009	$-0-

Net change in Unrealized Appreciation/Depreciation from Investments still held as of February 28, 2009	2,283,054

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2009, the Fund had no when-issued or delayed delivery purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the prior fiscal year, the Fund utilized no capital losses carried forward. At August 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $22,822,610, which will expire according to the following schedule:

Amount	Expiration

$4,643,264	August 31, 2011
436,571	August 31, 2012
360,243	August 31, 2014
17,382,532	August 31, 2016

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$733,595,932

Gross tax unrealized appreciation	4,844,530
Gross tax unrealized depreciation	(72,521,125)

Net tax unrealized depreciation on investments	$(67,676,595)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended August 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$39,548,839
Long-term capital gain	-0-

$39,548,839

As of August 31, 2008, the components of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,629,525

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, or gains or losses recognized on securities for tax purposes, but not for book purposes.

F. Credits Earned on Cash Balances During the six months ended February 28, 2009, the Fund’s custody fee was reduced by $4,870 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gains and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.42%
Next $750 million	.35%
Over $1,250 million	.22%

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Subadviser”), a wholly-owned subsidiary of Morgan Stanley. The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the six months ended February 28, 2009, the Fund recognized expenses of approximately $10,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2009, the Fund recognized expenses of approximately $30,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2009, the Fund recognized expenses of approximately $260,000 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $65,600 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

For the six months ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $98,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $102,400. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 1,531 shares of Class I.
During the year ended August 31, 2008, the Adviser voluntarily reimbursed the Fund $429,372 for losses incurred on the sale of portfolio securities which resulted from the correction of a compliance violation.

3. Capital Transactions
For the six months ended February 28, 2009 and the year ended August 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	12,787,340	$71,833,605	23,848,616	$154,045,558
Class B	1,809,755	10,175,351	3,069,290	19,791,323
Class C	1,647,728	9,266,565	2,543,364	16,285,799
Class I	1,777,309	9,937,929	9,359,908	59,853,116

Total Sales	18,022,132	$101,213,450	38,821,178	$249,975,796

Dividend Reinvestment:
Class A	2,781,156	$15,373,628	4,623,049	$29,658,517
Class B	301,930	1,664,868	506,589	3,242,775
Class C	127,430	703,303	187,624	1,198,376
Class I	128,519	699,296	330,354	2,113,329

Total Dividend Reinvestment	3,339,035	$18,441,095	5,647,616	$36,212,997

Repurchases:
Class A	(18,533,712)	$(103,208,312)	(33,193,359)	$(214,412,259)
Class B	(3,027,669)	(16,816,721)	(4,614,495)	(29,496,292)
Class C	(1,707,572)	(9,509,973)	(1,767,741)	(11,264,715)
Class I	(9,410,886)	(50,631,684)	(1,917,143)	(12,205,801)

Total Repurchases	(32,679,839)	$(180,166,690)	(41,492,738)	$(267,379,067)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended February 28, 2009, the Fund received redemption fees of approximately $1,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $176,722,795 and $209,292,247 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $103,966, respectively.

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds or Notes. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended February 28, 2009 were as follows:

Contracts

Outstanding at August 31, 2008	3,622
Futures Opened	10,898
Futures Closed	(12,362)

Outstanding at February 28, 2009	2,158

B. Swap Contracts The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen Corporate Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London, England E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

17, 117, 217, 617
CORPSAN 4/09
IU09-01670P-Y02/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Corporate Bond Fund

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 16, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	April 16, 2009